Exhibit 10.5

Subscription Agreement

Solanbridge Group, Inc
11811 North Freeway Suite 500
Houston, Texas 77060-3287

Gentlemen:

1.	Subscription. By executing this subscription agreement, the undersigned hereby agrees to purchase Thirty Thousand Dollars of Solanbridge Group, Inc. common stock.

2.	Representations and Warranties. The undersigned warrants and represents to Solanbridge Group, Inc.:

(a)
I am capable of bearing the economic risks associated with this investment in that I have adequate means of providing for my current and foreseeable needs and have sufficient financial liquidity so that I do not anticipate any need to sell the Securities in the next six months; and

(b)
I am at least nineteen (19) years of age and a bona fide resident of the place set forth below my signature, and have no present intention of becoming a resident of any other state, province or jurisdiction.

(d)	I am an “accredited investor” as defined under Rule 501 of Regulation D.

3.	Payment of Subscription. Enclosed herewith is a check payable to the order of Solanbridge Group, Inc. in the amount shown on the signature page of this subscription agreement.

4.	Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

IN WITNESS WHEREOF, the Undersigned has executed and sealed this Subscription Agreement this 20th day of July, 2011.

AMOUNT OF SUBSCRIPTION

Thirty Thousand Dollars in common stock of Solanbridge Group, Inc.

$30,000	/s/ Rosario Alaimo
Amount of Subscription	Signature

1,000,000	Rosario Alaimo
Number of Shares Purchased	Name (Please Print)

_________________________________
Street Address

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City State Zip Code

_________________________________
Telephone Number

RECEIPT

Receipt of $30,000 in cash as subscription for Thirty Thousand Dollars of common stock of Solanbridge Group, Inc and acceptance of the subscriber is hereby acknowledged by Solanbridge Group, Inc. this 20th day of July, 2011.

/s/ Charles R. Shirley
Director